eXHIBIT 10(yyy)

Execution Version

JOINDER TO INTERCREDITOR AGREEMENT AND MORTGAGE TAX COLLATERAL AGENCY AGREEMENT

Reference is made to (a) that certain Amended and Restated Intercreditor Agreement, dated as of September 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Hovnanian Enterprises, Inc. (“Holdings”), K. Hovnanian Enterprises, Inc. (the “Borrower”), each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent, among others and (b) that certain Second Amended and Restated Mortgage Tax Collateral Agency Agreement, dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Mortgage Tax Collateral Agency Agreement”), among Holdings, the Borrower, each other Grantor from time to time party thereto, Wilmington Trust, National Association, in its capacity as the Senior Credit Agreement Administrative Agent under the Senior Credit Agreement Documents, Wilmington Trust, National Association, in its capacity as the Mortgage Tax Collateral Agent, and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement (as supplemented by this Joinder (as defined below)) and the Mortgage Tax Collateral Agency Agreement (as supplemented by this Joinder).

This Joinder to Intercreditor Agreement and Mortgage Tax Collateral Agency Agreement, dated as of September 10, 2018 (this “Joinder”), is being delivered in connection with the closing of that certain Credit Agreement dated as of January 29, 2018, as amended by the First Amendment dated as of May 14, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Holdings, the Borrower, each other Guarantor (as defined therein) from time to time party thereto, and Wilmington Trust, National Association, in its capacity as administrative agent (in such capacity, the “Revolving Loan Agent”) and acting in such capacity as collateral agent.

Pursuant to the Credit Agreement the Lenders (as defined therein) have agreed to provide to the Borrower a $125,000,000 revolving loan facility (the “Revolving Loan Facility”), the loans and other obligations under which constitute (x) Refinancing Indebtedness in respect of the Senior Credit Agreement, (y) Senior Credit Agreement Claims and (z) First-Lien Indebtedness and Future First-Lien Indebtedness and the Revolving Loan Agent including in such capacity as collateral agent and the Lenders in respect thereof constitute Senior Creditors, in each case, under the Intercreditor Agreement.

In connection with the transactions contemplated by the Intercreditor Agreement, certain of the parties thereto are parties to the Mortgage Tax Collateral Agency Agreement to provide for the Mortgage Tax Collateral Agent (as defined in the Mortgage Tax Collateral Agency Agreement) to enter into mortgages in certain jurisdictions for the benefit of all Senior Creditors and Junior Creditors (each as defined in the Intercreditor Agreement).

In connection with the closing of the Credit Agreement, Holdings, the Borrower and each other Grantor party thereto are entering into (a) that certain Security Agreement dated as of the date hereof among Holdings, the Borrower, each other Grantor party thereto and the Revolving Loan Agent acting in such capacity as collateral agent (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), and (b) that certain Pledge Agreement dated as of the date hereof among Holdings, the Borrower, each other Grantor party thereto and the Revolving Loan Agent acting in such capacity as collateral agent (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”).

NOW, THEREFORE, each of the parties signatory hereto hereby agree as follows:

1.     Appointment of Senior Credit Agreement Collateral Agent. The New Senior Representative (as defined below), on behalf of itself and the New Senior Creditors (as defined below), confirms that (a) pursuant to the Credit Agreement it has been appointed as Revolving Loan Agent acting in such capacity as collateral agent and as such constitutes the Senior Credit Agreement Collateral Agent (as defined in the Intercreditor Agreement and Senior Credit Agreement Collateral Documents) for purposes of the Intercreditor Agreement and the Senior Credit Agreement Collateral Documents, and (b) the Revolving Loan Agent acting in such capacity as collateral agent is irrevocably authorized, pursuant to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) to take such actions on behalf of the New Senior Creditors (as defined below) and to exercise such powers as are delegated to the Senior Credit Agreement Collateral Agent in the Intercreditor Agreement, the Senior Credit Agreement and the Senior Credit Agreement Collateral Documents, together with such actions and powers as are reasonably incidental thereto, and that the Senior Credit Agreement Collateral Agent is authorized to execute any Senior Credit Agreement Collateral Documents on behalf of all Senior Creditors and to take such other actions to maintain and preserve the security interests granted pursuant to the Senior Credit Agreement and any Senior Credit Agreement Collateral Documents.

2.     Joinder. The undersigned, Wilmington Trust, National Association (the “New Senior Representative”) in its capacity as the Revolving Loan Agent and acting in such capacity as collateral agent hereby joins (a) the Intercreditor Agreement as Senior Representatives, as Senior Credit Agreement Administrative Agent and as Senior Credit Agreement Collateral Agent, acting for and behalf of themselves and the Lenders as Senior Creditors under, and as defined in, the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof, (b) the Mortgage Tax Collateral Agency Agreement as Senior Credit Agreement Collateral Agent and appoints the Mortgage Tax Collateral Agent to act for and behalf of itself and the Lenders as Secured Parties under, and as defined in, the Mortgage Tax Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and agrees to be bound by the terms, conditions and provisions of the Mortgage Tax Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Mortgage Tax Collateral Agency Agreement as of the date thereof and (c) irrevocably authorizes the Mortgage Tax Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Mortgage Tax Collateral Agent in the Intercreditor Agreement in relation to the Revolving Loan Facility and the Senior Credit Agreement Collateral Documents, together with such actions and powers as are reasonably incidental thereto.

3.     Lien Sharing and Priority Confirmation. The New Senior Representative, on behalf of itself and each Lender (together with the New Senior Representative, the “New Senior Creditors”), hereby agrees, as a condition to having the obligations in respect of the loans made under the Revolving Loan Facility being treated as Future First-Lien Indebtedness, Senior Claims and Senior Credit Agreement Claims under the Intercreditor Agreement that (a) the New Senior Representative and each other New Senior Creditor are bound by the terms, conditions and provisions of the Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and (b) the New Senior Representative shall perform its obligations under the Intercreditor Agreement.

4.     Authority as Agent. The New Senior Representative represents, warrants and acknowledges that, pursuant to the authorizations set forth in the Credit Agreement and the Senior Credit Agreement Collateral Documents, it has the authority to bind each of the New Senior Creditors to the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement.

5.     Construction. (a) From this date hereof, references to the Intercreditor Agreement shall mean and include the Intercreditor Agreement as supplemented by this Joinder and references in the Intercreditor Agreement to the following shall be interpreted to mean as follows:

“Mortgage Tax Collateral Agent” shall include Wilmington Trust, National Association, as the Mortgage Tax Collateral Agent appointed pursuant to this Joinder in respect of the Revolving Loan Facility for all purposes thereof and under the Intercreditor Agreement;

“Senior Credit Agreement” shall mean the Credit Agreement;

“Senior Credit Agreement Administrative Agent” shall mean the Revolving Loan Agent, including any successors thereto in such capacity;

“Senior Credit Agreement Collateral Agent” shall refer to the Revolving Loan Agent acting in such capacity as collateral agent in lieu of the reference to the Senior Credit Agreement Collateral Agent therein; and

“Senior Credit Agreement Documents” shall include the Intercreditor Agreement (as supplemented by this Joinder) and the Mortgage Tax Collateral Agency Agreement (as supplemented by this Joinder).

(b)     From this date hereof, references to the Mortgage Tax Collateral Agency Agreement shall mean and include the Mortgage Tax Collateral Agency Agreement as supplemented by this Joinder and references in the Mortgage Tax Collateral Agency Agreement to the following shall be interpreted to mean as follows:

“Secured Parties” shall include the Revolving Loan Agent including in such capacity as collateral agent;

“Senior Credit Agreement” shall mean the Credit Agreement; and

“Senior Credit Agreement Administrative Agent” shall mean the Revolving Loan Agent, including any successors thereto in such capacity.

6.     Notices. All notices to be delivered to the Revolving Loan Agent including in its capacity as collateral agent under the Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement, as applicable, shall be delivered in accordance with such agreement to the address listed on the signature pages hereto for the New Senior Representative.

7.     Counterparts. This Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.     Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.     Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement and Articles 2 and 3 of the Mortgage Tax Collateral Agency Agreement shall apply with like effect to this Joinder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties caused this Joinder to be duly executed and delivered as of the day and year first above written.

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Facsimile: (612) 217-5651

Revolving Loan Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Revolving Loan Agent and acting in such capacity as collateral agent

By: /s/ Jeffery Rose

Name: Jeffery Rose

Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Junior Joint Collateral Agent By: /s/ John T. Needham, Jr. Name: John T. Needham, Jr. Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149	WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely as Mortgage Tax Collateral Agent By: /s/ John T. Needham, Jr. Name: John T. Needham, Jr. Title: Vice President

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

K. HOV IP, II, Inc.

By:	/s/ Michael Discafani
Name: Michael Discafani
Title:Vice President and Secretary

On behalf of each other entity named in Schedule A hereto

By:	/s/ J. Larry Sorsby
Name:J. Larry Sorsby
Title:Executive Vice President and Chief Financial Officer

Schedule A

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Hilltop at Cedar Grove Urban Renewal, LLC

Homebuyers Financial Services, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

Hovnanian Land Investment Group of Florida, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian Aspire at Bellevue Ranch, LLC

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. Hovnanian at Ashley Pointe LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Churchill Farms LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Crestview, LLC

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Embrey Mill Village, LLC

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Estates of Fox Chase, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at GIlroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake Florence, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Liberty Hill Farm, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Luna Vista, LLC

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. Hovnanian at Manalapan Crossing, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista Dobbins, LLC

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Oakland, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge II, LLC

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Retreat at Millstone, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seabrook, LLC

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Sierra Vista, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone G, LLC

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick IV, LLC

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Meadows 9, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Village Center, LLC

K. Hovnanian at Villages at Country View, LLC

K. Hovnanian at Villago, LLC

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Wall Quail Ridge, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. Hovnanian Central Acquisitions, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. Hovnanian Developments of New York, Inc.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Bluff Creek, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Liberty, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Sanford Park, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW The Parks at Rosehill, LLC

K. Hovnanian DFW Trailwood II, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Old GC, LLC

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons at Chestnut Ridge, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant II, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Property I, LLC

K. Hovnanian Houston Property II, LLC

K. Hovnanian Houston River Farms, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Terra Del Sol, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Magnolia at Westside, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Meadow View at Mountain House, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, LLC

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian Sola Vista, LLC

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. Hovnanian Winding Bay Preserve, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. Hovnanian's Aspire at Union Village, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Belle Terre, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M at Monroe Woods, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-Beachfront North I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility L.L.C.

Route 1 and Route 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WTC Ventures, L.L.C.

K. Hovnanian Lake Griffin Reserve, LLC

K. Hovnanian Osprey Ranch, LLC

K. Hovnanian's Four Seasons at Bella Vista, LLC

K. Hovnanian DFW Villas at The Station, LLC

K. Hovnanian at Rockland Village Green, LLC